Exhibit 10.12   Contract with Orix Credit Alliance, Inc.

Ex 10.12


 (Stair) Page 1 of 2                             (Drivers License I) t5iaie)
ORIX CREDIT ALLIANCE, INC. (the "LESSOR")            LEASE NO.C-09-11941.3
300 Lighting Way o Secaucus, New Jersey 07096-1 525  Telephone:(201) 601 -9000
FULL LEGAL NAME AND ADDRESS OF "LESSEE'              SUPPLIER OF EQUIPMENT
2649 PEMBERTON                                          (complete address)
DRIVE
GULFSTREAM MAILING & SHIPPING SYSTEMS, INC.
APOPKA FLORIDA                   32703               9IOS.W. I2THAVENUE
                                                     POMPANOBEACH FL 33069


NAME AND TITLE OF PERSON TO    CONTACT :
____                   DESCRIPTION: MODEL #, CATALOG N, OR OTHER IDENTIFICATION.

E ONE ( I) BELL & HOWELL MODEL A496~I -C8 8 STATION INSERTER Q S/N 34~958 I WITH T/O & CONVEYOR.

U
I
P

M ONE (I) HEIDELBERG MODEL SORKZ 19x25 PRINTING PRESS E S/N 522398.
N
T
L
E
A
S
E
D

LOCATION OF EQUIPMENT: STREET ADDRESS (IF DIFFERENT THAN LESSEE'S ADDRESS SHOWN ABOVE)



CITY:                    COUNTY:                            STATE:                       RECORD OWNER:
  LEASE CHARGE $ 9,616.22         FOR INITIAL TERM OF THIS LEASE                                               AFTER
INITIAL TERM
  AMOUNT OF EACH         NO. OF RENT       TOTAL RENT           INITIAL TERM OF             AI)V&NCE RENT          MONTHLY
RENEWAL

  RENT PAYMENT           PAYMENTS                          LEASE (NO. OF MONTHS)                                        RENT
     $_____4,700.00           24       $       112,800.00                24              S                  0.00     S         0.00
(PLUS SALES TAX, IF                     (PLUS SALES TAX, IF          MONTHS                (PLUS SALES TAX, IF       (PLUS
SALES TAX, IF
    APPLICABLE)                            APPLICABLE)                                        APPLICABLE)
APPLICABLE)

                   S Terms and Conditions of Lease 1 . Lessee hereby leases from Lessor, and Lessor leases to Lessee, the equipment and/or personal property described above and in any schedule made part hereof (herein called Equipment) which Lessee warrants shall be used for commercial purposes only and not for any farming or other agncultural purpose. 2. Lessee requests Lessor to purchase Equipment of the type and quality specified above from the supplier named above and agrees upon written acceptance hereof, signed at Lessor's office by an authorized officer of Lessor to lease said Equipment from Lessor on the terms, provisions and conditions of this lease. Lessor agrees to order such Equi pment from said supplier, but shall not be liable for specific performance of this lease or for damages if for any reason the supplier delays or fails to fill the order. Lessee shall accept such equipment upon delivery. And hereby authorizes Lessor to add to this lease the serial number of each item of Equipment so delivered. Any delay in such delivery shall not affect Lessee's obligations hereunder. Lessee represents that Lessee has selected the equipment leased AND LESSEE AGREES THAT LESSOR HAS NOT MADE AND MAKES NO R PRESE~TATIONS OR W~(RANTIJ DIRECTLY OR INDIRECTLY EXPRESS OR IMPLIED AS TO THE SUITABILITY DURABILITY FITNESS FOR USE MERCHANTABILITY CONdITION QUALITY, OR OTHERWISE OF ANY SUCH EQUIPMENT LESSEE SPECIFICALLY WAiVES ALL RIGHTS'TO MAKE CLAIM At~AINST LESSdR}IEREIN FOR BREACH OF ANY WARRANTY OF ANY kIND WHATSOEVER AND AS TO LESSOR OR LESSOR'S ASSIGNEE, LESSEE LEASES THE EQUIPMENT "AS IS" LESSOR HEREBY ADVISES LESSEE THAT IT MAY HAVE RIGHTS AGAINST THE SUPPLIER OF THE EQUIPMENT AND TI-EAT IT SHOULD CONTACT THE SUPPLIER FOR A DESCRIPTION OF SUCH RIGHTS. LESSEE AGREES TO CLAIM ONLY AGAINST THE SUPPLIER FOR COMPLIANCE WITH ANY SUCH WARRANTIES AS MAY EXIST' LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS DAMAGE OR EXPENSE OF ANY KIND OR NATURE'CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER OR 1'HE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF OR THE REPAIRS SERVICE OR AD1USTMENT THERETO OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTiON OF SERVICE OR LOSS OF USE THEREOF OR ~OR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. 3. As used herein, "Actual Cost' means the cost to Lessor of purchasing and delivering Equipment to Lessee, including taxes, transportation charges, and other charges and the amount of any transaction charge disclosed below and not paid in cash by Lessee at the time of acceptance by Lessor. The amount of each Rent Payment, the Advance Rent, and any Renewal Rent set forth above are based on the estimated cost to Lessor and shall each be adjusted proportionally if the Actual Cost differs from said estimated cost. Lessee hereby irrevocably authorizes Lessor to correct the figures set forth above when the Actual Cost is known, and each Rent Payment shall be increased by any sales orother tax that may be imposed on or measured by the rent payments. If Actual Cost differs from the estimated cost by more than ten percent thereof, Lessor at its option, may terminate this lease by giving written notice to Lessee after receiving notice of 4ctual Cost. If prior to delivery there shall occur any event of default hereunder, Lessee shall be liable for Lessor's damages occasioned thereby, which for purposes of this paragraph only, it is agreed shall be all amounts paid on account of the Equipment and other charges incurred in connection with the Lease plus interest thereon at the Past Due Rate defined below.,  , . . . . 4.  The  initial  term  of  this  lease  commences  upon  the acceptance hereof by Lessor and ends upon the expiration of the number of months specified above (for the initial lease term)after the rent commencement date, which date shall be the date upon which the supplier ships the Equipment to Lessee, or 12-7-98. whichever is earlier. Lessee agrees to pay Lessor a transaction charge of $560.00 upon its acceptance hereof.,

5. . Lessor will upon Lessee's written request, request the supplier to authorize Lessee to enforce in its own name all warranties, agreements or representations, if any, which may be made by the supplier to Lessee or Lessor. Notwithstanding the foregoing Lessor itself makes no express nor implied nor statutory warranties as to any matter whatsoever, including without limitation, the condition of Equipment its merchantability or its fitness for any particular purpose. No defect or unfitness of Equipment shall relieve Lessee oi the obligation to pay rent or of any other obligation under this lease. Lessee agrees that any maintenance service to be performed is the sole obligation of Lessee who may arrange for same with the supplier of Equipment. 6. Lessee agrees to pay to Lessor at 100 Dutch Hill Road, Orangeburg, New York or at such other place as Lessor may direct in writing Total Rent equal to the number of rent payments specified herein multiplied by the amount of each payment specified herein. The first rent payment and any advance rent shall be due upon execution of this lease by Lessee; any deposit or acceptance of such sum by Lessor shall not be deemed acceptance of this lease. In no event shall the first rent payment or advance rent be refunded to Lessee. The second rent payment shall be due and payable one month after the rent commencement date and subsequent rent payments for the initial term shall continue on the same date of each successiye month thereafter until the Total Rent and any other sums payable hereunder are paid in full. Any installment not paid on or before its due date and, tq the. extent permitted by applicable law, the entire unpaid Total Rent after acceleration shall thereafter bear interest at a rate of, 1/15 of I % per day (the "Past Due Rate") until this lease is paid in fill. in no event shall any late charge or the Past Due Rate exceed any maximum permitted by law. It for any reason any interest rate, late charge, fee or other charge imposed or which may be imposed under this Lease exceeds the maximum amount which may be imposed under applicable law, the amount of such interest rate late charge, fee or other charge, in excess of the maximum shall be void and any such excess collected by Lessor applied to the reduction of this lease or, to the extent permitted by applicable law to other obligations of the Lessee owing to Lessor, as Lessor may determine and any remaining excess shall be refunded to Lessee. Should Lessor pay be or on account of the Equipment any sums more than thirty days prior to the rent commencement date, Lessee will pay Lessor as additional rent along with the first rent, payment due after the rent commencement date an amount equal to the east Due Rate for each day from the date of payment to the rent commencement date. Lessee will pay in advance to Lessor if so requested, any personal property tax as estimated by Lessor pro-rated on a monthly basis. 7. Lessor may, but shall not be obligated, to apply any advance .rent toward curing, any default of Lessee hereunder, in which event Lessee shall promptly, restore the advance rent to the full amount specified herein Any advance rents paid to ,Lessor without charge or interest and may be applied by Lessor, in its sole discretion, against the unpaid installments of rent hereunder in the inverse order of their respective maturities, but Lessor shall not be obligated to do so. 8. , If, upon the expiration of the original or any renewal term hereof, Lessee is not then and has not been in default in any of Lessees obligations to Lessor and this lease specifies a RenewaI Rent amount, Lessee may renew this lease for one year at the Renewal Rent amount so specified by giving Lessor written notice of renewal at least sixty days prior to the expiration to the initial or any renewal term and payment along with such notice of the Renewal amount. If this lease is not renewed under, the terms of the immediately preceding sentence for any reason whatsoever, Lessor may notify Lessee prior to the expiration of the original or any renewal term hereof, that if Lessee fails to return the Equipment as herein provided at the end of the then current term hereof, this lease shall be renewed for an additional one year term at the same rent provided for in this lease for the initial term. All of the terms and conditions of this lease shall apply and be in full force and effect during any and all renewal terms. 9. Lessor is hereby authorized to tile one or more financing statements or reproduction hereof as a financing statement. Lessee hereby, irrevocably appoints Lessor as the true and lawful attorney-in-fact of Lessee, coupled with an interest with full power in Lessee's name, place and stead to execute financing statements on Lessee's behalf and to do any and all other acts on Lessee's behalf necessary or helpful to p4rfe~t Lessor s security interest in the Collateral (defined below) pursuant to the Uniform Commercial Code o~ other applicable law. The Lessee grants to Lessor a security interest in ,the equipment and any and all documents, instruments, chattel paper goods, general intangibles, inventory, machinery, contract rights, equipment, fixtures, accounts anti insurance in which Lessee now or hereafter has any right or interest (all of the foregoing together with all accessories, attachments, replacements, substitutions and accessions thereto, and all proceeds, products and rents therefrom collectively called "Collateral) ) and agrees that said security interest secures the payment, performance and fulfillment of all the obligations of Lessee to Lessor or any affiliate qt Lessor whether such obligations are now existjng or hereafter incurred or arising, are contingent or non-contingent, ,are direct or indirect, arise by assignment or otherwise or are contemplated or not contemplated as of the date of this lease. Lessor may at any time, with or without exercising any of the rights or remedies available to it and without

   SEE PAGE (2) FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS LEASE The undersigned Lessor and Lessee agree to all terms and conditions set forth above and on Page (2) hereof, and in wimess thereof hereby execute this lease. THE EQUIPMENT IS LEASED HEREUNDER AS-IS AND LESSOR MAKES NO EXPRESS NOR IMPLIED NOR STATUTORY WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION THE CONDITiON OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PURPOSE.

  Accepted By: ORIX CREDIT ALLIANCE, INC.

At its Maitland Fl 32751 Office
By (Vice President) Date 12-4-98

Lessee(s)

  [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                      Date

  --------------------------------------------------------------------
  (Witness ito L.essee's and          (Drivers License #)
  Co-Lessee's Signature)              (State)
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  (Witness as to Lessee', and         (Drivers License #)
  Co-Lessees Signature)


          TERMS AND CONDITIONS OF EQUIPMENT LEASE AGREEMENT (Continued) Page (2) prior notice or demand to Lessee, appropriate and apply toward payment of any of Lessees obligations to Lessor any and all balances, sums, property, credits, deposits, accounts, reserves. collections, monies, drafts, notes or checks coming into Lessor's possession and belonging or owing to Lessee and for such purposes, endorse Lessee's name on any such instrument made payable to Lessee for deposit, negotiation, discount or collection. Such applications may be made and/or any monies paid to Lessor may be applied and/or previous application changed to apply. without notice to Lessee, partly or entirely to any of Lessee's obligations to Lessor arising hereunder or otherwise as Lessor in its sole discretion may elect. 10 Unless Lessee agrees Lessor written notice of each defect or other proper objection to an item of Equjpment within three business days after receipt thereof, it shall be conclusively presumed, as between Lessee and Lessor, that the item was delivered in good repair and that Lessee accepts it as an item of Equipment described in this lease. Lessee warrants and represents that no item of Equipment has been delivered to Lessee prior to the date of Lessor's acceptance hereof, which shall be deemed the date of this lease. Lessee will deliver to Lessor a delivery/installation receipt (Lessor's form) for each and every item immediately upon Lessor's request. At Lessor's request, Lessee will furnish current financial statements satisfactory to Lessor in form, preparation and content, . I I Lessee shall use Equipment in a careful manner and shall comply with all laws relating to its possession, use and maintenance. The Equipment shall be delivered and thereafter kept at the location specified above or. if none is specified, a; Lessee's address as set forth above, and in no event shall the Equipment or the Collateral be removed therefrom or from the 48 contiguous States of the United States without Lessor's prior written consent. Lessor may, for the purpose of inspection. at all reasonable times, enter upon any premises where Equipment is located and may remove Equipment forth with, without notice to Lessee, if Equipment is, in the opinion of Lessor, being used beyond its capacity or in any manner improperly cared for or abused. . . 12. It Lessor supplies Lessee with labels stating that Equipment is owned by Lessor, Lessee shall affix and keep same in a prominent place on each item of Equipment. Lessee, at its expense, shall keep Equipment in good repair and furnish all parts mechanisms and devices required therefor. Lessee shall not make any alterations. additions or improvements to Equipment without Lessor's prior written consent. All additions and improvements made to Equipment shall belong to Lessor. Upon the expiration or earlier termination of this lease, Lessee at its sole expense, shall return Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it to such place as Lessor may specify. If Lessor, for any reason, does not receive the Equipment immediately upon the expiration of the term hereof and there is no renewal under section 8 hereof, Lessor will receive as use and occupancy of the Equipment or any portion thereof for cacti month or portion thereof, between the date of expiration and the date of return of Equipment, an amount equal to 150% of the monthly rent specified for the initial lease term and the provisions hereof shall remain in effect and bind Lessee until such return of Equipment. I 3 ~ Lessee hereby assumes and shall bear the entire risk of loss of and damage to Equipment from any and every cause whatsoever. No loss of or damage to Equipment or any part thereof shall impair any obligation of Lessee hereunder, which shall continue in full force and effect. In the event of damage of any kind whatever to any item of Equipment (unless the same be damaged beyond repair), Lessee, at the option of Lessor, shall at Lessee's expense place the same in good repair condition and working order, or replace the same with like equipment of the same make and the same or a later model, in good repair, condition and working order. It Equipment. or any portion thereof, is determined by Lessor to be lost, stolen, destroyed or damaged beyond repair, Lessee shall immediately pay Lessor therefor in cash an amount equal to the sum of (a) the greater of he actual fair market value of the Equipment involved or fifty percent(50%) of the Actual Cost of the Equipment involved, plus (b) the greater of25% of the aggregate amount of unpaid Total Rent for the balance of the term of this lease or 115% of the unpaid Total Rent allocated by Lessor to the Equipment involved. Upon payment as aforesaid, this lease shall terminate with respect to the items of Equipment involved. The proceeds of any insurance payable as a result of loss of or damage to Equipment shall be applied, at the option of Lessor, toward the replacement, restoration or repair of Equipment. Lessee shall at Lessee's own expense, provide and maintain insurance, satisfactory to Lessor against loss, theft, conversion, damage or destruction of the Equipment in an amount not less than the full replacement value thereof with loss payable to Lessor. Each policy shall be delivered to Lessor and shall expressly provide that said insurance as to Lessor and its assigns shall nor be invalidated by any act, omission or neglect of
Lessee, and that the insuror shall give thirty (30) days written notice to Lessor of the alteration or cancellation of the policy. Lessor may apply the proceeds of any of said insurance to replace or repair Equipment and/or to satisfy, in whole or in part. Lessee's obligations to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any of said insurance. Lessee shall also provide and maintain paid public liability (personal injury and property damage) insurance, satisfactory to Lessor, naming Lessor as additional insured. Notwithstanding the above, Lessor has the right, but not the obligation, to obtain insurance on the Equipment protecting Lessor at Lessee's expense and to maintain such insurance at Lessee's expense unless written evidence of such insurance satisfactory to Lessor is provided to Lessor when and as requested by Lessor. Lessee's expense shall include the `oil premium paid by Lessor for such insurance and any customary charges or fees of Lessor and of any designee associated with such insurance. Lessee shall pay such amounts in equal installments allocated to each lease payment plus interest on such amount at the Past Due Rate. . o . . , 14. Lessee shall hold harmless and indemnify Lessor against any and all claims, actions, proceedings, expenses, attorneys' fees, damages and liabilities, arising in connection with the Equipment, its manufacture, selection, purchase, delivery, possession, ownership, leasing, renting, control, maintenance, use, operation and/or return and the recovery of claims under insurance policies thereon. Lessee shall pay promptly when due all charges and taxes (local, state and federal) which may now or hereinafter be imposed upon the ownership leasing, renting, sale, purchase, possession or use of Equipment, and shall save Lessor harmless against any actual or asserted violations and pay all costs, expenses, penalties, interest and charges of every kind in connection therewith or arising therefrom. The obligations of Lessee shall survive the termination of this agreement. 15. Without Lessor's prior written consent, Lessee shall not (a) assign, transfer, pledge, hypothecate or otherwise dispose of this lease or any interest the rent, or (b) sublet or lend Equipment or any part thereof or permit it to be used by anyone other than Lessee or Lessee's employees. Lessor and its assignee may assign this lease and/or mortgage the Equipment, in whole or in part, without notice to Lessee. Each such assignee and/or mortgagee shall have all of the rights but none of the obligations of Lessor hereunder. Lessee hereby recognizes each such assignment and agrees to pay the balance of Total Rent to any assignee and not to assert against any assignee any defense, counterclaim, recoupment or set-off that Lessee may have against Lessor. Subject to the foregoing, this lease mores to the benefit of and is binding upon the heirs, legatees, personal representatives, survivors, successors and assigns of the parties hereto.

16. 16 Time is of the essence of this lease and shall not be affected by acceptance of any overdue payment. Lessee hereby irrevocably authorizes any attorney of any court of record to appear for and confess judgment against Lessee (except in any jurisdiction where such action is not permitted by law) for all unpaid amounts due hereunder, plus expenses and 20% added for attorneys' fees, without stay of execution, and Lessee hereby waives the issue of process, all rights of appeal and relief from any and all appraisement, stay or exemption laws then in force.
17. . If Lessee fails to pay any rent or any other amount hereunder when due or fails to pay when due any obligations of Lessee to Lessor arising independently of this lease or fails to perform any of the terms and provisions hereof or of any other agreement held by Lessor or dies or changes its management, operations, ownership of its stock, or control, becomes insolvent or makes an assignment for the benefit of creditors or if any bankruptcy, receivership or other insolvency proceeding is instituted by or against Lessee or if Lessor shall at any time deem the Equipment in danger of misuse, concealment or misappropriation or if Lessor shall deem itself insecure ~ (the occurrence of one or more of the foregoing being a "default" hereunder) then Lessor may, without notice or demand, declare immediately due and payable the unpaid aggregate amount of Total Rent for the entire term hereof (discounted to its then present value using as a rate the then current Federal Reserve Discount Rate for the District of Lessee's residence or principal place of business) plus any additional rent, taxes, late charges, collection charges and all other sums owing to Lessor by Lessee (the sum of all 9f which is hereinafter called the "Balance'1) and attorneys' fees (which attorneys' fees are hereby agreed to be not less than 20% of the Balance), whereupon said Balance and attorneys' fees shall immediately be due and payable and Lessee shall immediately deliver possession of Equipment to Lessor and Lessor may, at its option and without notice and without legal process (Lessee hereby waiving, with full knowledge of Lessee's rights and the effect of this waiver, any right to a hearing nor to any repossession of any Collateral by Lessor), to the extent permitted by law: (1) recover the Balance (plus any Terminal Purchase Option Amount which represents Lessor's reversionary interest in the Equipment, if Lessee fails to deliver possession of the Equipment to Lessor), plus attorneys' fees in the amount aforesaid' (2) take possession of the Equipment wherever same may be located with all additions, accessions, replacements and substitutions), Lessee agreeing to assemble same and deliver same to a place designated by Lessor, whereupon all rights of Lessee in the Equipment shall terminate absolutely (but Lessee shall not be released from its obligations under this agreement until the Balance plus attorneys' fees in the amount aforesaid have been paid in full), Lessee hereby authorizing and empowering Lessor or its designee to enter upon any premises where the Equipment may be found and take possession and carry away same without process of law, and (a) retain Equipment and all prior payments of rent; or (b) retain all prior payments and either (i) sell Equipment at public or private sale with the right in Lessor to purchase any of the Equipment at such sale, which sale shall be deemed to be held in a commercially reasonable manner in accordance with applicable law if at least 15 days prior notice of any private sale is given, or if at least 10 days prior notice of any public sale is given and advertised in a publication of general circulation in the area of the sale at least twice prior to the sale, applying any net proceeds less, if Lessee fails LO deliver possession of the Equipment any Terminal Purchase Option Amount (which represents Lessor's reversionary interest in the Equipment), to all charges and expenses incurred by Lessor in connection with or incidental to the repossession and sale of the Equipment including but not limited to transportation, storage, repair, refurbishing and advertising costs and attorneys' fees then to the Balance and then to any other amounts owing by Lessee to Lessor; or (ii) retain the Equipment and credit Lessee with the reasonable re-leasing value of the Equipment during the remaining term of this lease, Lessee remaining liable for any deficiency; and (3) pursue any other remedy permitted by law or equally. It is agreed that any amounts to be retained by Lessor and any sums to be paid by Lessee under this paragraph shall not be deemed o be a penalty but are liquidated damages for the breach hereof. The remedies provided for herein are cumulative and may be exercised to the extent permitted by law, successively or concurrently and the exercise of one shall not bar any other. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LESSOR, LESSEE AND ANY GUARANTOR, EACH THEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVES (A) ANY AND ALL RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS, DEFENSES COUNTERCLAIMS CROSSCLAIMS AND SETOFF OR RECOUPMENT CLAIMS ARISING, DIRECTLY OR INDIRECTLY OUT OF UNDER IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS LEASE AND WHETHER BASED IN CONTRACT OR IN TORT OR PURSUA~TTO STATUTE, AND (B) ANY AND ALL RIGHTTO CLAIM OR RECOVER ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. 1 8 . All notices relating hereto shall be in writing and delivered in person to an officer of the party to which such notice is being given or ~ mailed by certified mail to such party at its address specified above or at such other address as may hereafter be specified by like notice by either party to the other. All notices will be deemed effective five days after mailing by certified mail to the address shown herein for any party. If more than one Lessee is named in this lease, the liability of each hereunder shall be joint and several.

19. The Equipment is and shall remain the property of Lessor. Lessee at its own cost and expense, shall protect and defend the title of Lessor. Lessee shall at all times keep Equipment tree and clear from all liens, attachments, levies, encumbrances and charges or other judicial process shall give Lessor immediate written notice thereof and shall indemnify and save Lessor harm1ess from any loss or damage caused thereby. Lessee shall have no right, title or interest in or to Equipment, except as expressly set forth in this lease, nor shall Lessee have any equity nor be deemed to develop any equity in the Equipment by virtue of this agreement or any payment made by Lessee or otherwise; Lessee's interest in the Equipment being that of a lessee only. This Equipment shall remain personal property even though installed in or attached to real property. No invoice issued prior to complete performance of this lease shall operate to pass title to Lessee. All Equipment and any proceeds thereof, accessories parts and replacements for or which are added to or become attached to Equipment shall immediately become the property of Lessor and shall be deemed incorporated in Equipment and subject to the terms of this lease as if originally leased hereunder. AS PART OF THE CONSIDERATION FOR LESSOR'S ENTERING INTO THIS LEASE LESSEE LESSOR AN!) ANY GUARANTOR HEREBY DESIGNATE AND APPOINT EDWIN M. BAUM ESO. AND C-A CREDIT CORP. BOTH OF NEW'YORK, OR EITHER OF THEM, AS THEIR TRUE AND LAWFUL ATFORNEY-IN-FACT AND AGENT FOR THEM AND IN THEIR NAME PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF NEW YORK THE PARTY CAUSING SUCH PROCESS TOI BE SERVED

  AGREEING TO NOTIFY THE OTHER PARTYUES) AT THEIR ADDRESS SHOWN, OR THEIR LAST KNOWN ADDRESS BY CERTIFIED MAIL, WITHIN THREE DAYS OF SUCH SERVICE HAVING BEEN EFFECTED. LESSEE, LESSOR AND ANY GUARANTOR H~EREOF AGREE TO THE EXCLUSIVE
  VENUE AND JURISDICTION OF ANY COURT IN THE STATE AND COUNTY OF NEW YORK FOR ALL ACTIONS, PROCEEDINGS, CLAIMS COUNTERCLAIMS OR CROSSCLAIMS ARISING DIRECTLY OR INDIRECTLY OUT OF UNDER IN CONNECTION WITH, OR IN ANY WAY RELATED TO THIS LEASE, WHETHER BASED IN CONTRACT OR IN TORT OR AT LAW OR IN EQUITY OR PURSUANT TO STATUTE WITH TiLE SOLE EXCEPTIONS THAT AN ACTION TO OBTAIN POSSESSION OF ALL OR PART OF THE COLLATERAL OR ANY OTHER ASSETS OF TUE LESSEE OR THE GUARANTOR HOWEVER DENOMINATED, AND EQUITABLE PROCEEDINGS TO ENFORCE THE TERMS OF THIS LEASE MAY, IN THE SOLE DISCRETION OF THE LESSOR BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COLLA'I~ERAL, AND/OR SUCH OTHER ASSETS AND/OR THE LESSEE AS THE CASE MAY BE, AND THAT JUDGMENTS MAY BE CONFESSED ENTERED OR ENFORCED IN ANY JURISDICTION WHERE THE LESSEE OR ANY GUARANTOR OR THE COLLATERAL AND/OR ANY OTHER ASSETS OF 1FHE LESSEE OR GUARANTOR MAY BE LOCATED. LESSEE LESSOR AND ANY GUARANTOR HEREOF EACH WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH.

20. LESSEE AND ANY GUARANTOR HEREUNDER EACH DOES HEREBY WAIVE FOREGO AND AGREE NOT TO ASSERT ANY AND ALL RIGHTS, CLAIMS AND DEFENSES IF ANY, UNDER THE FEDERAL EOUAL CREDIT OPPOR1FUNITY ACT AND/OR THE FEDERAL FAIR CREDIT REPORTING ACT AND/OR UNDER AN'Y COMPARABLE STATE LAWS THAT MAY INURE TO THE BENEFIT OF LESSEE AND/OR GUARANTOR IN CONNECTION WITH THIS LEASE. LESSEE AND ANY GUARANTOR HEREUNDER EACH DOES HEREBY RATIFY AND APPROVE THE OBTAINING BY LESSOR (AND/OR ANY ASSIGNEE OF LESSOR) OF ANY CREDIT REPORT RELATING TO LESSEE AND GUARANTOR AND HEREBY AGREE THAT LESSOR (AND/OR ANY ASSIGNEE OF LESSOR) MAY HEREAFTER OBTAIN SUCH CREDIT REPORTS AS LESSOR (AND/OR ANY ASSIGNEE OF LESSOR) IN THEIR SOLE DISCRETION IVIAY DETERMINE. 21. . Intending that each and every provision of this lease be fully effective according to its terms, the parties agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of the Lessee Lessor and any Guarantor in any way related to or arising under this lease sha11 be governed by and construed in accordance with the laws of the State of New York (excluding its choice of law rules). If any one or more provisions hereof are in conflict with any applicable statute or law, and thus not valid or enforceable, then each such provision shall be deemed null and void, but only to the extent of such conflict and without invalidating or affecting the remaining provisions hereof.
22. This instrument constitutes the entire agreement between Lessor and Lessee. No agent or employee of the supplier is authorized to bind Lessor to this lease, to waive or alter any term or condition printed herein or add any provision hereto. Except as provided in section 3 hereof, a provision may be added hereto or a provision hereof may be altered or varied only by a writing signed by an authorized officer of Lessor. Waiver by Lessor of any provisions hereof in one or more instances shall not constitute a waiver as to any other insurance.